UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2019
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LIVENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☒

ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT
On March 1, 2019, Livent Corporation (the “Company”) announced that FMC Corporation (“FMC”) had completed its previously announced spin-off distribution of 123,000,000 shares of common stock of Livent as a pro rata dividend on shares of FMC common stock outstanding at the close of business on the record date of February 25, 2019 (the “Distribution”). Each share of FMC common stock will receive 0.935301 shares of Livent common stock in the distribution. Attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference, is a copy of the Company's press release dated March 1, 2019, announcing the completion of its separation from FMC.
Immediately prior to the distribution, FMC owned 123,000,000 shares of Livent common stock, representing approximately 84% of the outstanding shares of Livent common stock. Effective upon the distribution, FMC no longer owns any shares of Livent common stock.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 28, 2019, the Board of Directors (the “Board”) of the Company appointed Ronald Stark, the Company’s current Corporate Controller, to also serve as, and assume the duties of, its Chief Accounting Officer, effective as of March 1, 2019 (the “Effective Date”). Mr. Stark is being appointed as the Company’s Chief Accounting Officer in connection with the Distribution by FMC of its remaining ownership interest in the Company, which occurred on the Effective Date.
Mr. Stark will replace Nicholas L. Pfeiffer, who has served as the Company’s Chief Accounting Officer since September 24, 2018 and who also currently serves as the Chief Accounting Officer of FMC. FMC has informed the Company that, following the Effective Date, Mr. Pfeiffer will continue to serve as the Chief Accounting Officer of FMC.
Mr. Stark, 54, has served as the Company’s Corporate Controller since August 2018. Prior to joining the Company, Mr. Stark served as Executive Director, Financial Accounting Advisory Services at Ernst & Young from 2015 to 2018, in various roles for NRG Energy from 2007 to 2015, including as its Chief Accounting Officer from 2012 to 2015, and as Chief Accounting Officer for Pegasus Communications from 2005 to 2006. Mr. Stark earned a B.B.A. from Hofstra University and a J.D. from Rutgers University. Mr. Stark is also a Certified Public Accountant.
There were no new compensatory arrangements or modifications to existing compensatory arrangements entered into with Mr. Stark in connection with his appointment as the Company’s Chief Accounting Officer.
The selection of Mr. Stark to serve as the Company’s Chief Accounting Officer was not made pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Stark and any director or other executive officer of the Company, and there are no related persons transactions (within the meaning of Item 404(a) of Regulation S-K) involving Mr. Stark and the Company and/or its subsidiaries.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1    Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVENT CORPORATION (Registrant)

By:	/S/ SARA PONESSA
Sara Ponessa, Vice President, General Counsel and Secretary
Date: March 1, 2019